ASSETMARK FUNDS®

Prospectus
October 28, 2003
(as supplemented January 21, 2004)

Prospectus
October 28, 2003
(as supplemented January 21, 2004)
ASSETMARK FUNDS®

Investment Advisor
AssetMark Investment Services, Inc.

ASSETMARK LARGE CAP GROWTH FUND

ASSETMARK LARGE CAP VALUE FUND

ASSETMARK SMALL/MID CAP GROWTH FUND

ASSETMARK SMALL/MID CAP VALUE FUND

ASSETMARK INTERNATIONAL EQUITY FUND

ASSETMARK REAL ESTATE SECURITIES FUND

ASSETMARK TAX-EXEMPT FIXED INCOME FUND

ASSETMARK CORE PLUS FIXED INCOME FUND

This Prospectus covers the eight different Funds within the AssetMark Funds®. You will find specific information in this Prospectus about each of the Funds plus general information on the Funds. You may find additional information in the AssetMark Funds’ Statement of Additional Information, which is incorporated by reference into this Prospectus.

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

OVERVIEW	1
ASSETMARK LARGE CAP GROWTH FUND	2
ASSETMARK LARGE CAP VALUE FUND	3
ASSETMARK SMALL/MID CAP GROWTH FUND	4
ASSETMARK SMALL/MID CAP VALUE FUND	5
ASSETMARK INTERNATIONAL EQUITY FUND	6
ASSETMARK REAL ESTATE SECURITIES FUND	7
ASSETMARK TAX-EXEMPT FIXED INCOME FUND	8
ASSETMARK CORE PLUS FIXED INCOME FUND	9
PRINCIPAL RISKS OF INVESTMENT	11
PERFORMANCE OF THE FUNDS	15
FEES AND EXPENSES OF THE FUNDS	25
TEMPORARY DEFENSIVE POSITIONS AND CASH INVESTMENTS	26
MANAGEMENT OF THE FUNDS	26
VALUATION OF FUND SHARES	35
PURCHASING FUND SHARES	36
SELLING (REDEEMING) FUND SHARES	36
EXCHANGE PRIVILEGE	36
MARKET TIMING POLICY	37
DISTRIBUTION OF FUND SHARES	37
COUNSEL, INDEPENDENT AUDITORS AND SERVICE PROVIDERS	37
DISTRIBUTIONS AND TAXES	37
CONVERSION TO MASTER/FEEDER FUND STRUCTURE	39
FINANCIAL HIGHLIGHTS	40

PRIVACY POLICY

AssetMark Funds recognizes and respects your privacy expectations. We are providing our privacy policy to you as notice of the kinds of information we collect about you and the circumstances in which that information may be disclosed. Your privacy is important to us and we are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information.

We collect the following nonpublic personal information about you:
  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.
We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

OVERVIEW
This combined prospectus describes the eight separate mutual funds (each a “Fund” and collectively the “Funds”) within AssetMark Funds® (the “Trust”), an open-end management investment company. Each Fund’s assets are managed according to its own investment objectives, strategies and goals. Shares of the Funds are offered to investors on a no-load basis, without any front- or back-end sales charges. The Funds are designed primarily for investment by institutional investors and clients of registered investment advisors, broker/dealers and other financial institutions.

THE MULTI-ADVISOR APPROACH
Each Fund has its own distinct investment objectives, strategies and risks. The Funds’ investment advisor, AssetMark Investment Services, Inc. (the “Advisor”), is responsible for constructing and monitoring the asset allocation and portfolio strategy for each Fund. Each Fund invests within a specific segment (or portion) of the capital markets and invests in a wide variety of securities consistent with the Fund’s investment objectives and style. The potential risks and returns of the Fund vary with the degree to which a Fund invests in a particular market segment and/or asset class.

The Advisor believes that it is possible to enhance shareholder value by using one or more sub-advisory firms to manage various portions of the assets of a Fund, rather than simply employing a single firm. This “multi-advisor approach” is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining the skills of sub-advisors with complementary investment approaches. Except with respect to the AssetMark Core Plus Fixed Income Fund, the Advisor intends to manage the Funds in a “manager of managers” approach by selecting one or more sub-advisors to manage distinct segments of a market or asset class for each Fund based upon the Advisor’s evaluation of the sub-advisor’s expertise and performance in managing the appropriate asset class.

In addition, the Funds are designed to allow a sub-advisor to manage a portfolio with fewer securities than typically held in many traditional mutual funds. This strategy allows the sub-advisors to place greater emphasis on those securities in which they have the most conviction. The Funds are classified as non-diversified for purposes of federal mutual fund regulation, which means that they may invest in relatively few companies compared to other mutual funds. The Funds do, however, maintain their portfolios to meet the diversification requirements for mutual funds under the federal tax law. The investment styles and disciplines of the sub-advisors to each Fund are intended to complement one another. In constructing and overseeing the entire portfolio of a Fund, the Advisor provides investment guidelines to a sub-advisor for a specific portion of a Fund’s assets, which may be more restrictive than those of the portfolio as a whole. The Advisor monitors the sub-advisors for adherence to the investment guidelines and to each Fund’s specific investment objectives, policies and strategies.

1

ASSETMARK LARGE CAP GROWTH FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Large Cap Growth Fund is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Large Cap Growth Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of large capitalization companies. If the Large Cap Growth Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Large Cap Growth Fund considers large capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 1000® Index at the time of purchase. As of the latest reconstitution, the market capitalization of companies included in the Russell 1000® Index was approximately $1.2 billion to $287 billion. The Fund’s investment in equity securities may include common stocks, preferred stocks and convertible securities. The convertible securities in which the Large Cap Growth Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated. The Large Cap Growth Fund may also invest up to 15% of its assets in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and securities of foreign companies. ADRs are equity securities traded on U.S. exchanges, including the Nasdaq Stock Market (“NASDAQ”), that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks of companies that it believes have potential for growth, in comparison to other companies in that particular company’s industry or the market, and in light of certain characteristics of a company, such as:
  consistent history of earnings stability and growth;
  proprietary products, processes and/or services;
  leadership positions in their markets;
  strong balance sheet; and
  experienced management.
Generally, the types of growth companies in which the Fund intends to invest are those that the sub-advisors believe:
  have, or will likely develop, a historical record of consistent growth and stability of earnings;
  are, or are likely to become, financially sound; or
  are, or are likely to become, leaders in their respective industries.
These factors are not limiting factors in the selection of securities for the Large Cap Growth Fund. Based upon the foregoing, the Large Cap Growth Fund may have a significant portion of its assets in one or more market sectors, such as technology and health care.

2

ASSETMARK LARGE CAP VALUE FUND
Investment Objective and Principal Investment Strategies

Investment Objectives
The investment objective of the AssetMark Large Cap Value Fund is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Large Cap Value Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of large capitalization companies. If the Large Cap Value Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Large Cap Value Fund considers large capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 1000® Index at the time of purchase. As of the latest reconstitution, the market capitalization of companies included in the Russell 1000® Index was approximately $1.2 billion to $287 billion. The Fund’s investment in equity securities may include common stocks, preferred stocks, convertible securities and interests in real estate investment trusts (REITs). The convertible securities in which the Large Cap Value Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated. The Large Cap Value Fund may also invest up to 10% of its assets in ADRs, GDRs and securities of foreign companies. ADRs are equity securities traded on U.S. exchanges, including NASDAQ, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks according to a “value style” investment strategy. The market value of a “value stock” is likely to be lower than the price of securities of other companies in its industry or market sector. The determination of whether a security of a particular company is a “value stock” is based upon a comparison of the security’s current market price to the company’s fundamentals, such as:
  price/earnings ratio;
  dividend yield;
  book value;
  assets to liabilities ratio;
  management ownership; and
  price/cash flow.
In assessing value, the sub-advisors may also consider earnings and dividend growth prospects, product positioning or market share, and risk and volatility of an industry. Based upon the foregoing, from time to time, the Large Cap Value Fund may have a significant portion of its assets in one or more market sectors, such as financial services and basic industries. Basic industries may include, but are not limited to, transportation, industrials and utilities.

3

ASSETMARK SMALL/MID CAP GROWTH FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Small/Mid Cap Growth Fund is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Small/Mid Cap Growth Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of small-to-medium capitalization companies. If the Small/Mid Cap Growth Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Small/Mid Cap Growth Fund considers small-to-medium capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 2000® Index and the Russell Midcap® Index at the time of purchase. As of the latest reconstitution, the market capitalization of companies included in the Russell 2000® Index was between $117 million to $1.2 billion, and the market capitalization of companies included in the Russell Midcap® Index was between $1.2 billion to $9.8 billion. The Small/Mid Cap Growth Fund’s investment in equity securities may include common stocks, preferred stocks and convertible securities. The convertible securities in which the Small/Mid Cap Growth Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated. The Small/Mid Cap Growth Fund may also invest up to 15% of its assets in ADRs, GDRs and securities of foreign companies. ADRs are equity securities traded on U.S. exchanges, including NASDAQ, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks of companies that it believes have potential for growth, in comparison to other companies in that particular company’s industry or the market, and in light of certain characteristics of a company, such as:
  leadership positions in their markets;
  strong balance sheet;
  experienced management;
  a demonstrated record of consistent earnings growth or the potential to grow earnings; and
  proprietary products, processes and/or services.
Generally, the types of growth companies in which the Fund intends to invest are those that the sub-advisors believe:
  are, or are likely to become, financially sound;
  are, or are likely to become, leaders in their respective industries; or
  have, or will likely develop, a historical record of consistent growth and stability of earnings.
These factors are not limiting factors in the selection of securities for the Small/Mid Cap Growth Fund. Based upon the foregoing, the Small/Mid Cap Growth Fund may have a significant portion of its assets in one or more market sectors, such as technology and health care.

4

ASSETMARK SMALL/MID CAP VALUE FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Small/Mid Cap Value Fund is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Small/Mid Cap Value Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of small-to-medium capitalization companies. If the Small/Mid Cap Value Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Small/Mid Cap Value Fund considers small-to-medium capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 2000® Index and the Russell Midcap® Index at the time of purchase. As of the latest reconstitution, the market capitalization of companies included in the Russell 2000® Index was between $117 million to $1.2 billion, and the market capitalization of companies included in the Russell Midcap® Index was between $1.2 billion to $9.8 billion. The Small/Mid Cap Value Fund’s investment in equity securities may include common stocks, preferred stocks and convertible securities. The convertible securities in which the Small/Mid Cap Value Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated. The Small/Mid Cap Value Fund may also invest up to 10% of its assets in ADRs, GDRs and securities of foreign companies. ADRs are equity securities traded on U.S. exchanges, including NASDAQ, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks according to a “value style” investment strategy. The market value of a “value stock” is likely to be lower than the price of securities of other companies in its industry or market sector. The determination of whether a security of a particular company is a “value stock” is based upon a comparison of the security’s current market price to the company’s fundamentals, such as:
  price/earnings ratio;
  dividend yield;
  book value;
  assets to liabilities ratio;
  management ownership; and
  average daily trading volume.
In assessing value, the sub-advisor(s) may also consider earnings and dividend growth prospects, product positioning or market share, and risk and volatility of an industry. Based upon the foregoing, from time to time, the Small/Mid Cap Value Fund may have a significant portion of its assets in one or more market sectors, such as financial services and basic industries. Basic industries may include, but are not limited to, transportation, industrials and utilities.

5

ASSETMARK INTERNATIONAL EQUITY FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark International Equity Fund is to provide capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the International Equity Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities. If the International Equity Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The International Equity Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities of companies of any size capitalization, headquartered outside of the United States, or that derive more than 50% of their gross revenues outside of the United States, or have more than 50% of their assets outside of the United States. Generally, the International Equity Fund’s assets will be invested in securities of companies located in developed countries. The International Equity Fund, however, may also invest up to 20% of its total assets in the equity securities of companies located in countries considered to have emerging markets or developing economies. The Fund considers emerging markets countries to be those defined as such by the World Bank International Financial Corporation or the Morgan Stanley Capital International (MSCI) Index. The convertible securities in which the International Equity Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated.

The International Equity Fund may also invest in depository receipts, including ADRs and GDRs. ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. The present intention of the International Equity Fund is to invest all, or substantially all, of its assets in depositary receipts and in U.S. listed equity securities of non-U.S. companies.

By investing its assets in investments that are tied economically to different countries throughout the world, the International Equity Fund attempts to take advantage of differences between economic trends and the performance of securities markets in different countries, regions and geographic areas. The International Equity Fund may, from time to time, invest a significant portion of its assets in the securities of companies in one or more countries or regions. In that case, the International Equity Fund would be subject to the economic and market developments in those countries, such as Japan, or regions, such as Europe or Asia, to a greater extent than if it remained invested in a greater number of countries or geographical regions. Additionally, the International Equity Fund intends to invest in companies in five major sectors such as telecommunications, technology, consumer goods, financial services and other basic industries. The Fund will attempt to focus its investment in companies the sub-advisors believe represent the best values relative to their growth prospects by examining a company’s sustainable growth rate in relation to that of its local market. In addition, the Fund may use index futures for hedging and/or asset allocation purposes, and currency futures for hedging purposes. The International Equity Fund does not intend to routinely hedge against currency risk or use index futures for hedging and/or asset allocation purposes.

6

ASSETMARK REAL ESTATE SECURITIES FUND
Investment Objectives and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Real Estate Securities Fund is capital appreciation over the long term. Current income is a secondary objective. These objectives are fundamental, which means that they cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Real Estate Securities Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in securities of companies in the real estate industry. If the Real Estate Securities Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Real Estate Securities Fund will invest in U.S. real estate equity securities, which may include shares and units of beneficial interest of real estate investment trusts (“REITs”), preferred shares and convertible debt securities of real estate companies. The convertible securities in which the Real Estate Securities Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated. The Real Estate Securities Fund considers real estate securities to be those issued by companies principally engaged in the real estate business because they derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or because they invest at least 50% of their assets in such real estate.

The types of REITs in which the Real Estate Securities Fund may invest include equity, mortgage and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. Equity REITs generally exercise some degree of control over the operational aspect of their real estate investments, lease terms and property maintenance and repair. A mortgage REIT invests primarily in real estate mortgages that secure construction, development or long-term loans, and derives its income primarily from interest payments on credit it has extended. Hybrid REITs combine the characteristics of equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated that, under normal circumstances, a majority of the Real Estate Securities Fund’s investments in REITs will consist of securities issued by equity REITs. The Real Estate Securities Fund will not invest more than 10% of its assets in mortgage REITs under normal circumstances.

The sub-advisors to the Real Estate Securities Fund select shares of REITs and other real estate securities by analyzing property sectors and individual companies within the selected property sectors. The sub-advisors to the Real Estate Securities Fund evaluate potential investments based on a variety of factors including:
  overall investment strategy;
  strength of company management;
  fundamental analysis of financial statements; and
  yields.

7

ASSETMARK TAX-EXEMPT FIXED INCOME FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Tax-Exempt Fixed Income Fund is to provide current income exempt from federal income tax by investing at least 80% of its assets in municipal securities, the interest on which is exempt from federal income tax and not subject to the alternative minimum tax (“AMT”). This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are not fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal circumstances, the Tax-Exempt Fixed Income Fund will invest its assets in intermediate to long-term municipal securities that are investment grade (or, in other words, rated within one of the four highest rating categories by a NRSRO or determined to be of comparable quality by the Fund’s Advisor or sub-advisor if the security is unrated). Any tax-exempt interest income earned by the Tax-Exempt Fixed Income Fund will remain free from regular federal income tax when it is distributed, but may be subject to state and local taxation.

Municipal securities are debt obligations issued by or on behalf of the cities, districts, states, territories and other possessions of the United States that pay income exempt from regular federal income tax. Municipal securities are generally issued to finance public works, such as airports, highways, bridges, hospitals, schools, housing, streets, mass transportation projects and water and sewer works. Municipal securities are also issued to repay outstanding obligations, raise funds for general operating expenses, and make loans for other public institutions and facilities. Examples of municipal securities include:
  Tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
  Municipal commercial paper and other short-term notes;
  Construction loan notes insured by the Federal Housing Administration and financed by the Federal or Government National Mortgage Associations;
  Participation interests in any of the above including municipal securities from financial institutions such as commercial and investment banks, savings associations and insurance companies to the extent that they pay tax-exempt interest;
  Bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds;Variable rate securities and;
  Municipal bonds and leases.
The Tax-Exempt Fixed Income Fund may invest in intermediate to long-term municipal securities. Intermediate-term municipal securities are those securities that generally mature between three and ten years. Long-term municipal securities generally mature some time after ten years. Some of the securities in the Tax-Exempt Fixed Income Fund’s portfolio may carry credit enhancements, such as insurance, guarantees or letters of credit. While these enhancements may provide additional protection for the timely payment of interest or principal of a municipal security, they do not protect against decreases in market value of the security, or in the share price of the Fund. Although the Tax-Exempt Fixed Income Fund is permitted to make taxable investments under the circumstances described under the heading “Temporary Defensive and Cash Investments,” the Fund currently does not intend to generate income subject to regular federal income tax.

8

ASSETMARK CORE PLUS FIXED INCOME FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Core Plus Fixed Income Fund is to provide current income consistent with low volatility of principal. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Core Plus Fixed Income Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in shares of other investment companies (the “Underlying Funds”) that invest in fixed income securities. If the Core Plus Fixed Income Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Core Plus Fixed Income Fund will primarily invest in Underlying Funds that invest in fixed income securities that are rated investment grade or better (i.e., rated in one of the four highest rating categories by a NRSRO or determined to be of comparable quality by an Underlying Funds’ investment advisor). In addition, the Core Plus Fixed Income Fund intends to invest a portion of its assets in Underlying Funds that invest in high-yield debt securities (sometimes called “junk bonds”) and bonds issued by companies headquartered outside of the United States, or that derive more than 50% of their gross revenues outside of the United States, or have more than 50% of their assets outside of the United States. The Fund will invest substantially all of its assets in Underlying Funds that invest in fixed income securities, but may invest a small portion of its assets directly in fixed income securities. The Core Plus Fixed Income Fund intends to invest in Underlying Funds that hold the following types of fixed income securities:
  U.S. and non-U.S. corporate bonds and debentures;
  Mortgage-backed securities;
  Receipts involving U.S. Treasury obligations and other “stripped securities”;
  Municipal securities of issuers located in all fifty states, the District of Columbia or other U.S. territories and possessions, consisting of municipal bonds, municipal notes, tax-exempt commercial paper and municipal lease obligations;
  Obligations issued by supranational entities and foreign loan participants;
  Obligations issued by the U.S. Government and foreign governments and their agencies or instrumentalities;
  Asset-backed securities;
  Zero coupon, pay-in-kind or deferred payment securities;
  Securities issued on a when-issued and a delayed-delivery basis; and
  High yield debt securities (junk bonds).
The Advisor will attempt to monitor the Underlying Funds in which it invests with the intention of limiting the Core Plus Fixed Income Fund’s exposure to fixed income securities of foreign corporations and foreign governments to 20% of the Core Plus Fixed Income Fund’s total assets. Similarly, the Advisor will attempt to monitor the portfolio securities of the Underlying Funds in which the Core Plus Fixed Income Fund invests with the intention of limiting the Core Plus Fixed Income Fund’s exposure to high-yield debt securities (junk bonds) to 20% of the Core Plus Fixed Income Fund’s total assets. Because of delays in information available to the Fund and its Advisor, it may not be possible to assure that this desired level is maintained at all times. The fixed income securities held by the Underlying Funds in which the Core Plus Fixed Income Fund invests may have maturities of any length. The Fund (or the Underlying Funds) may also invest in futures, options and similar derivatives for hedging purposes.

9

The Core Plus Fixed Income Fund is currently a “fund of funds.” The term “fund of funds” is typically used to describe an investment company, such as the Core Plus Fixed Income Fund, that pursues its investment objective by investing in other investment companies. In the future, as a means to achieve its investment objective, the Core Plus Fixed Income Fund may pursue an investment strategy of investing directly in securities instead of indirect investments through Underlying Funds.

Your cost of investing in a fund of funds will generally be higher than the cost of investing directly in shares of the Underlying Funds in which the Core Plus Fixed Income Fund invests. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Core Plus Fixed Income Fund invests in addition to the direct fees and expenses of the Core Plus Fixed Income Fund. Furthermore, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and, therefore, may increase the amount of taxes payable by you.

10

PRINCIPAL RISKS OF INVESTMENT

Mutual funds pool shareholders’ money and, using professional investment managers, invest it in securities. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no Fund can give any assurance that its investment objective will be achieved. Because the value of your investment in a Fund will fluctuate, there is also a risk that you may lose money. The alphabetized table below provides the principal risks of investing in the Funds. The list that follows addresses common risks not previously described in the Funds’ summaries. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment.

• Applicable -- Not Applicable	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund	Real Estate Securities Fund	Tax-Exempt Fixed Income Fund	Core Plus Fixed Income Fund

Credit Risks	--	--	--	--	--	--	•	•

Derivatives Risks	--	--	--	--	•	--	--	•

Emerging Markets Risks	--	--	--	--	•	--	--	--

Foreign Securities Risks	•	•	•	•	•	--	--	•

Fund of Funds Risks	--	--	--	--	--	--	--	•

High-Yield Debt Securities Risks	--	--	--	--	--	--	--	•

Interest Rate Risks	--	--	--	--	--	--	•	•

Liquidity Risks	--	--	•	•	•	•	--	--

Manager Risks	•	•	•	•	•	•	•	•

Maturity Risks	--	--	--	--	--	--	•	•

Mortgage- and Asset-Backed Securities Risks	--	--	--	--	--	--	--	•

Municipal Securities Risks	--	--	--	--	--	--	•	--

Non-Diversification Risks	•	•	•	•	•	•	•	•

Real Estate Industry Concentration Risk	--	--	--	--	--	•	--	--

Real Estate Investment Trust Risks	--	•	--	--	--	•	--	--

Sector Focus Risks	•	•	•	•	•	--	--	--

Small and Medium Capitalization Risks	--	--	•	•	•	•	--	--

Stock Market Risks	•	•	•	•	•	•	--	--

Tax Risks	--	--	--	--	--	--	•	--

11

  Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer. This means that the issuer of a fixed income security or, in the case of a municipal security, the underlying municipality, may experience financial problems causing it to be unable to meet its payment obligations. This would reduce the income available for distribution to shareholders as well as the value of a Fund’s shares.
  Derivatives Risks: The Core Plus Fixed Income Fund (or the Underlying Funds) may utilize derivatives, such as futures and options, for hedging purposes. Futures and options are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. The Core Plus Fixed Income Fund’s (or an Underlying Fund’s) investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Core Plus Fixed Income Fund (or an Underlying Fund) enters into these transactions, its success will depend on the manager’s ability to predict market movements. The International Equity Fund may use stock index and currency futures contracts. Stock index futures contracts are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund’s investments. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund’s investment securities may differ substantially from the changes when it established the hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund’s initial investment in such a contract. Currency futures contracts may be used to hedge currency risks. Hedging currency risks involves the risk of mismatching the Fund’s obligations under a futures contract with the value of securities denominated in a particular currency.
  Emerging Markets Risks: In addition to the risks generally associated with investing in foreign securities, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
  Foreign Securities Risks: The risks of investing in foreign securities can increase the potential for losses in a Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards and less stringent regulation of securities markets.
  Fund of Funds Risks: Applicable federal law prohibits the Core Plus Fixed Income Fund from acquiring shares of another investment company if, immediately after such acquisition, the Core Plus Fixed Income Fund and/or its affiliated persons would hold more than 3% of such investment company’s total outstanding stock. This prohibition may prevent the Core Plus Fixed Income Fund from allocating its investment in the manner the Advisor considers optimal.
  High-Yield Debt Securities Risks: High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may effect their ability to meet their interest or principal payment obligations.
  Interest Rate Risks: The market value of fixed income securities will fluctuate with changes in interest rates. For example, when interest rates rise, the market value of fixed income securities declines. If the market value of the Tax-Exempt Fixed Income Fund’s or Core Plus Fixed Income Fund’s investments decreases, investors in those Funds may lose money.
  Liquidity Risks: The securities of many of the companies with small and medium size capitalizations may have less “float” (the number of shares that normally trade) and attract less market interest and, therefore, are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that a Fund would like to sell the security. If that happens, a Fund may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on Fund performance.

12

  Manager Risks: Manager risk is the risk that the Advisor or one of a Fund’s sub-advisors will do a poor job of selecting securities and thus fail to meet the Fund’s investment objectives. As with any mutual fund, there can be no guarantee that a particular Fund will achieve its objectives.
  Maturity Risks: The Tax-Exempt Fixed Income Fund invests in municipal securities with intermediate to long-term maturities. The Core Plus Fixed Income Fund invests in Underlying Funds, which may invest in fixed income securities with a range of maturities. Generally, the longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security.
  Mortgage-Backed and Asset-Backed Securities Risks: Mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, a Fund holding such security may have to replace the security by investing the proceeds in a less attractive security. This may reduce such Fund’s share price and its income distributions.
  Municipal Securities Risks: The ability of the Tax-Exempt Fixed Income Fund to achieve its investment objective depends on the ability of the issuers of the municipal securities, or any entity providing a credit enhancement, to continue to meet their obligations for the payment of interest and principal when due. Any adverse economic conditions or developments affecting the states or municipalities that issue the municipal securities in which the Fund invests could negatively impact the Fund.
  Non-Diversification Risks: Each Fund is a non-diversified investment company, which means that more of a Fund’s assets may be invested in the securities of a single issuer than a diversified investment company. This may make the value of a Fund’s shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, each Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.
  Real Estate Industry Concentration Risk: The Real Estate Securities Fund concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the Fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and, thus, may subject the Real Estate Securities Fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the Real Estate Securities Fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the Real Estate Securities Fund’s strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry.
  Real Estate Investment Trust Risks: Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well the REIT manages the properties it owns. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The Real Estate Securities Fund attempts to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.

13

  Sector Focus Risks: To the extent that a Fund focuses its investments in one or more sectors, it may be subject to the risks affecting that sector more than would a fund that invests in a wide variety of market sectors. The following describes the risks associated with the various sectors in which some of the Funds may focus:

  Large Cap Growth Fund and Small/Mid Cap Growth Fund: The Large Cap Growth Fund and the Small/Mid Cap Growth Fund may focus their investments in the technology or health care sectors. Companies in the technology sector are subject to the risks such as those relating to potential rapid obsolescence of technology, failure of the market to accept new technologies, and difficulty in obtaining financing for necessary research and development or expansion. Companies in the health care sector are subject to many of the same risks as those facing companies in the technology sector, and are subject to risks related to legislative and regulatory action, which may affect profitability of companies in that sector.
  Large Cap Value Fund and Small/Mid Cap Value Fund: The Large Cap Value Fund and Small/Mid Cap Value Fund may focus their investments in the financial services or basic industries sector. The financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative initiatives, all of which may impact the profitability of companies in that sector. Companies in the basic industries sector are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth.
  International Equity Fund: The International Equity Fund may focus its investments in one or more sectors, such as telecommunications, technology, consumer goods, financial services or basic industries. Companies in the technology sector are subject to the risks such as those relating to potential rapid obsolescence of technology, failure of the market to accept new technologies, and difficulty obtaining financing for necessary research and development or expansion. Companies in the telecommunications sector are subject to many of the same risks as companies in the technology sector, and are also subject to the risk that changes in federal or state regulation relating to rates of return and services in the telecommunications sector could adversely affect the profitability of these companies. The financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative initiatives, all of which may impact the profitability of companies in that sector. Companies in the basic industries and consumer goods sectors are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth.

  Small and Medium Capitalization Risks: A Fund that invests in the equity securities of companies with small and medium size market capitalization is subject to certain risks. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund’s assets.
  Stock Market Risks: Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, a Fund’s share price is likely to decline in value. A Fund’s focus on certain types of stocks (such as small or large cap) and style of investing (such as value or growth) subjects it to the risk that its performance may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as general market).
  Tax Risks: The Tax-Exempt Fixed Income Fund may be more adversely impacted by changes in tax rates and policies than other mutual funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing tax-exempt status of, such interest income. Therefore, any proposed or actual changes in such rates or exempt status can significantly affect the demand for, and supply, liquidity and marketability of, municipal obligations, which could in turn affect the Tax-Exempt Fixed Income Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

14

PERFORMANCE OF THE FUNDS

The performance information shown gives some indication of the risks of an investment in a Fund. Each Fund’s bar chart illustrates the Fund’s calendar year returns and the return for the nine months ended September 30, 2003. Each Fund’s table compares the Fund’s average annual returns with a broad measure of market performance and an index of funds with similar investment objectives. The information shown assumes reinvestment of dividends and distributions. Remember, a Fund’s past performance, before and after taxes, is not necessarily an indication of how a Fund will perform in the future.

ASSETMARK LARGE CAP GROWTH FUND
Calendar Year Returns as of 12/31

The Large Cap Growth Fund’s calendar year-to-date return as of September 30, 2003 was 22.21%.

Best Quarter:	Q4	2001	21.82%
Worst Quarter:	Q3	2001	-26.20%

Average Annual Total Returns
Year Ended December 31, 2002

	One Year	Since Inception(6)

Large Cap Growth Fund
Return Before Taxes	-27.36%	-24.64%
Return After Taxes on Distributions(1)(2)	-27.36%	-24.64%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	-16.80%	-19.41%
Russell 1000 Growth Index(4)	-27.89%	-23.50%
Lipper Large-Cap Growth Funds Index(5)	-28.12%	-24.36%

15

(1)                  After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2002, the highest ordinary income and short-term gain rate was 38.6% and the highest long-term gain rate was 20.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)                   “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3)                  “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)                  The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

(5)                  The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. These funds, by portfolio practice, invest at least 75% of equity assets in companies with market capitalizations (on three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an above average price-to-earnings ration, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(6)   The inception date of the Fund was June 29, 2001.

16

ASSETMARK LARGE CAP VALUE FUND

Calendar Year Returns as of 12/31

The Large Cap Value Fund’s calendar year-to-date return as of September 30, 2003 was 17.57%.

Best Quarter:	Q2	2003	22.63%
Worst Quarter:	Q3	2002	-23.48%

Average Annual Total Returns
Year Ended December 31, 2002

	One Year	Since Inception(6)

Large Cap Value Fund
Return Before Taxes	-22.36%	-15.09%
Return After Taxes on Distributions(1)(2)	-22.57%	-15.30%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	-13.73%	-12.06%
Russell 1000 Value Index(4)	-15.52%	-13.27%
Lipper Large-Cap Value Funds Index(5)	-19.68%	-16.56%

(1)                  After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2002, the highest ordinary income and short-term gain rate was 38.6% and the highest long-term gain rate was 20.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)   “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3)   “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)   The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

17

(5)   The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. These funds, by portfolio practice, invest as least 75% of equity assets in companies with market capitalizations (on three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(6)   The inception date of the Fund was June 29, 2001.

ASSETMARK SMALL/MID CAP GROWTH FUND

Calendar Year Returns as of 12/31

The Small/Mid Cap Growth Fund’s calendar year-to-date return as of September 30, 2003 was 23.83%.

Best Quarter:	Q4	2001	29.71%
Worst Quarter:	Q3	2001	-28.30%

Average Annual Total Returns
Year Ended December 31, 2002

	One Year	Since Inception(6)

Small/Mid Cap Growth Fund
Return Before Taxes	-30.97%	-25.48%
Return After Taxes on Distributions(1)(2)	-30.97%	-25.48%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	-19.01%	-20.06%
Russell 2500 Growth Index(4)	-29.09%	-24.88%
Lipper Small-Cap Growth Funds Index(5)	-27.61%	-23.76%

(1)	After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2002, the highest ordinary income and short-term gain rate was 38.6% and the highest long-term gain rate was 20.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

18

(3)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)	The Russell 2500TM Growth Index measures the performance of the those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

(5)	The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. These funds, by portfolio practice, invest 75% of equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

(6)	The inception date of the Fund was June 29, 2001.

ASSETMARK SMALL/MID CAP VALUE FUND

Calendar Year Returns as of 12/31

The Small/Mid Cap Value Fund’s calendar year-to-date return as of September 30, 2003 was 18.53%.

Best Quarter:	Q2	2003	19.04%
Worst Quarter:	Q3	2002	-16.26%

Average Annual Total Returns
Year Ended December 31, 2002

	One Year	Since Inception(6)

Small/Mid Cap Value Fund
Return Before Taxes	-13.26%	-7.03%
Return After Taxes on Distributions(1)(2)	-13.26%	-7.03%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	-8.14%	-5.60%
Russell 2500 Value Index(4)	-9.88%	-5.59%
Lipper Small-Cap Value Funds Index(5)	-11.21%	-6.71%

(1)	After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2002, the highest ordinary income and short-term gain rate was 38.6% and the highest long-term gain rate was 20.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

19

(2)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)	The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is an unmanaged index that is generally representative of smaller capitalization value stocks. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

(5)	The Lipper Small-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Value Funds Category. These funds, by portfolio practice, invest 75% of equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

(6)	The inception date of the Fund was June 29, 2001.

ASSETMARK INTERNATIONAL EQUITY FUND

Calendar Year Returns as of 12/31

The International Equity Fund’s calendar year-to-date return as of September 30, 2003 was 18.39%.

Best Quarter:	Q2	2003	18.44%
Worst Quarter:	Q3	2002	-19.20%

20

Average Annual Total Returns

Year Ended December 31, 2002

	One Year	Since Inception(6)

International Equity Fund
Return Before Taxes	-19.79%	-16.74%
Return After Taxes on Distributions(1)(2)	-19.90%	-16.82%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	-12.15%	-13.30%
Morgan Stanley Capital International EAFE Index (4)	-15.66%	-15.53%
Lipper International Funds Index(5)	-13.84%	-14.21%

(1)	After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2002, the highest ordinary income and short-term gain rate was 38.6% and the highest long-term gain rate was 20.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)	The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of April 2002, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

(5)	The Lipper International Funds Index is the average of the 30 largest funds in the Lipper International Funds Category. These funds invest assets in securities with primary trading markets outside of the United States.

(6)	The inception date of the Fund was June 29, 2001.

21

ASSETMARK REAL ESTATE SECURITIES FUND

Calendar Year Returns as of 12/31

The Real Estate Securities Fund’s calendar year-to-date return as of September 30, 2003 was 22.03%.

Best Quarter:	Q2	2003	10.38%
Worst Quarter:	Q3	2002	-7.51%

Average Annual Total Returns
Year Ended December 31, 2002

	One Year	Since Inception(6)

Real Estate Securities Fund
Return Before Taxes	4.35%	4.57%
Return After Taxes on Distributions(1)(2)	2.80%	2.88%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	2.68%	2.83%
Wilshire REIT Index (4)	3.60%	4.00%
Lipper Real Estate Fund Index(5)	3.64%	3.32%

(1)       After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2002, the highest ordinary income and short-term gain rate was 38.6% and the highest long-term gain rate was 20.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)      “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3)       “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)       The Wilshire REIT Index measures U.S. publicly traded Real Estate Investment Trusts. The Index is comprised of companies whose charters are the equity ownership and operation of commercial real estate and that derive a minimum of 75% of revenue from stated operations. The Index is composed of 93 common stocks, selected for their market capitalization, source of revenue, and liquidity. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

22

(5)      The Lipper Real Estate Fund Index is an equally weighted index of the largest 30 funds within the real estate funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends.

(6)       The inception date of the Fund was June 29, 2001.

ASSETMARK TAX-EXEMPT FIXED INCOME FUND

Calendar Year Returns as of 12/31

The Tax-Exempt Fixed Income Fund’s calendar year-to-date return as of September 30, 2003 was 3.37%.

Best Quarter:	Q3	2002	4.56%
Worst Quarter:	Q4	2001	-1.22%

Average Annual Total Returns
Year Ended December 31, 2002

	One Year	Since Inception(6)

Tax-Exempt Fixed Income Fund
Return Before Taxes	9.52%	7.17%
Return After Taxes on Distributions(1)(2)	9.52%	7.17%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	6.66%	6.12%
Lehman Brothers Municipal Bond Index(4)	9.60%	7.84%
Lipper General Municipal Debt Fund Index (5)	8.62%	6.71%

(1)             After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2002, the highest ordinary income and short-term gain rate was 38.6% and the highest long-term gain rate was 20.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)            “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3)            “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

23

(4)             Lehman Brothers Municipal Bond Index is a broad-based, total return index. The Index is comprised of 8.000 actual bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984. Bonds are added to the Index and weighted and updated monthly, with a one-month lag. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

(5)            The Lipper General Municipal Debt Fund Index tracks funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings.

(6)            The inception date of the Fund was June 29, 2001.

ASSETMARK CORE PLUS FIXED INCOME FUND

Calendar Year Returns as of 12/31

The Core Plus Fixed Income Fund’s calendar year-to-date return as of September 30, 2003 was 4.96%.

Best Quarter:	Q3	2001	3.47%
Worst Quarter:	Q3	2003	-0.17%

Average Annual Total Returns
Year Ended December 31, 2002

	One Year	Since Inception(6)

Core Plus Fixed Income Fund
Return Before Taxes	7.72%	7.43%
Return After Taxes on Distributions(1)(2)	6.37%	5.99%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	4.70%	5.23%
Lehman Brothers Aggregate Bond Index(4)	10.26%	10.01%
Lipper General Bond Funds Index (5)	6.10%	5.82%

(1)	After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2002, the highest ordinary income and short-term gain rate was 38.6% and the highest long-term gain rate was 20.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

24

(2)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)	The Lehman Brothers Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. A direct investment in an index is not possible. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

(5)	The Lipper General Bond Funds Index tracks the total return performance of the 10 largest funds within this category. This category includes funds that do not have any quality or maturity restrictions.

(6)	The inception date of the Fund was June 29, 2001.

FEES AND EXPENSES OF THE FUNDS
As an investor, you pay certain fees and expenses if you buy and hold shares of a Fund. The fees and expenses as of the fiscal year ended June 30, 2003 are described in the table below and are further explained in the example that follows:

SHAREHOLDER FEES (fees paid directly from your investment)

NONE

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Growth Fund	Small/Mid Cap Value Fund	International Equity Fund	Real Estate Securities Fund	Tax-Exempt Fixed Income Fund	Core Plus Fixed Income Fund

Management Fees	0.95%	0.95%	0.95%	1.00%	0.95%	0.95%	0.80%	0.75%
Distribution (Rule 12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.43%	0.41%	0.81%	0.95%	0.40%	0.82%	0.77%	0.41%

Total Annual Fund Operating Expenses	1.63%	1.61%	2.01%	2.20%	1.60%	2.02%	1.82%	1.41%
Less Expense Reimbursement	-0.14%	-0.12%	-0.42%	-0.61%	-0.01%	-0.53%	-0.53%	-0.12%

Net Annual Fund Operating Expenses*	1.49%	1.49%	1.59%	1.59%	1.59%	1.49%	1.29%	1.29%

* The Advisor has entered into an Expense Waiver and Reimbursement Agreement dated May 11, 2001, with the Trust on behalf of each Fund. Under the Expense Waiver and Reimbursement Agreement, the Advisor has agreed to waive its fees and/or bear expenses for each Fund to the extent that its Total Annual Fund Operating Expenses exceed the Net Annual Fund Operating Expenses shown above. The Advisor may recapture any fees it has waived or any expenses it has borne within a three-year period. The Expense Waiver and Reimbursement Agreement shall continue in effect until October 31, 2004.

EXPENSE EXAMPLE

The following Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% rate of return each year. The 1 year dollar amounts and the dollar amounts for the first year of the 3, 5 and 10 year columns for each Fund reflect the “Net Annual Fund Operating Expenses” of each Fund that result from the contractual expense waiver and reimbursement. The second and later years within the 3, 5 and 10 year columns for each Fund reflect the “Total Annual Fund Operating Expenses” of each Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs for each Fund would be:

25

Fund	1 Year	3 Years	5 Years	10 Years

Large Cap Growth Fund	$152	$471	$813	$1,779
Large Cap Value Fund	$152	$471	$813	$1,779
Small/Mid Cap Growth Fund	$162	$502	$866	$1,889
Small/Mid Cap Value Fund	$162	$502	$866	$1,889
International Equity Fund	$162	$502	$866	$1,889
Real Estate Securities Fund	$152	$471	$813	$1,779
Tax-Exempt Fixed Income Fund	$131	$409	$708	$1,556
Core Plus Fixed Income Fund	$131	$409	$708	$1,556

TEMPORARY DEFENSIVE POSITIONS AND CASH INVESTMENTS
Each Fund may from time to time have a portion of its assets invested in cash or cash equivalents, such as money market mutual funds or short-term, high-quality investment grade securities. The Funds may invest in cash or cash equivalents while looking for suitable investment opportunities or while waiting to invest monies received from purchases of the Fund’s shares or from the sale of its portfolio securities. Cash equivalents purchased by a Fund will be rated in one of the four highest ratings categories by Standard & Poor’s, Moody’s Investor Service, Inc., Fitch Inc. or another NRSRO. Under normal market conditions, each Fund may hold cash or cash equivalents, such as:

  Money market mutual funds
  Commercial paper
  Certificates of deposit, demand and time deposits and banker’s acceptances
  U.S. Government securities (e.g., U.S. Treasury obligations)
  Repurchase agreements
In addition, each Fund is permitted to invest up to 100% of its assets in cash or cash equivalents as a temporary defensive position during adverse market, economic, political or other conditions in order to protect the value of its assets or maintain liquidity. A Fund may not achieve its investment objectives to the extent that it engages in such a temporary, defensive strategy.

MANAGEMENT OF THE FUNDS
Investment Advisor
AssetMark Investment Services, Inc. (the “Advisor”), 2300 Contra Costa Boulevard, Suite 425, Pleasant Hill, California, 94523-3967, serves as the investment advisor to each of the Funds. The Advisor is registered as an investment advisor with the U.S. Securities and Exchange Commission (“SEC”). The Advisor provides investment consulting and administrative services to financial intermediaries and currently administers in excess of $2.7 billion in assets, including mutual funds and privately managed accounts.

The Advisor supervises and directs each Fund’s investments and allocates a certain percentage of each Fund’s (except the Core Plus Fixed Income Fund’s) assets to one or more sub-advisors. The Advisor has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) to oversee the sub-advisors and recommends their hiring, termination and replacement. The Advisor directly selects the Underlying Funds in which the Core Plus Fixed Income Fund will invest.

The Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board: (i) sets the Fund’s overall investment strategies; (ii) evaluates, selects and recommends sub-advisors to manage all or part of a Fund’s assets; (iii) when appropriate, allocates and reallocates a Fund’s assets among sub-advisors; (iv) monitors and evaluates the performance of sub-advisors, including their compliance with the investment objectives, policies, and restrictions of the Funds; and (v) implements procedures to ensure that the sub-advisors comply with the Fund’s investment objectives, policies and restrictions.

26

The Advisor is entitled to an annual fee from each Fund for its services according to the following table:

Fund:	Advisory Fee (as a percentage of average daily net assets):

Large Cap Growth Fund	0.95%
Large Cap Value Fund	0.95%
Small/Mid Cap Growth Fund	0.95%
Small/Mid Cap Value Fund	1.00%
International Equity Fund	0.95%
Real Estate Securities Fund	0.95%
Tax-Exempt Fixed Income Fund	0.80%
Core Plus Fixed Income Fund	0.75%

The Advisor has entered into a sub-advisory agreement with each sub-advisor and compensates each sub-advisor out of the investment advisory fees it receives from the applicable Fund. The Advisor has also entered into a Consulting Agreement with Wilshire Associates (“Wilshire”), a global investment firm specializing in investment strategies, consulting services and technology products, to provide research, including statistical information and economic data, to assist the Advisor in (i) selecting sub-advisors for the Funds and allocating a Fund’s assets among sub-advisors; (ii) selecting the Underlying Funds in which the Core Plus Fixed Income Fund will invest; and (iii) making recommendations to the Board of Trustees of the Trust about hiring and changing sub-advisors. The Advisor is responsible for paying Wilshire’s consulting fees. Finally, the Advisor has entered into an Expense Waiver and Reimbursement Agreement in which it has agreed to keep each of the Fund’s expenses to a certain minimum for the period ending on October 31, 2004 (as described in the respective Fee Tables of each Fund). Under the Expense Waiver and Reimbursement Agreement, the Advisor may recapture waived fees and expenses borne for a three-year period under specified conditions.

Each sub-advisor makes investment decisions for the assets it has been allocated to manage. The Advisor, with the research assistance of Wilshire, oversees the sub-advisors for compliance with each of the Fund’s investment policies and guidelines, and monitors each sub-advisor’s adherence to its investment style. The Board of Trustees supervises the Advisor and the sub-advisors, establishes policies that they must follow in their management activities, and oversees the hiring and termination of sub-advisors recommended by the Advisor. On May 6, 2002, the SEC issued an exemptive order that permits the Advisor, subject to certain conditions and approval by the Board of Trustees, but without shareholder approval, to hire new sub-advisors for new or existing Funds, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of retaining a new sub-advisor, shareholders of any affected Fund will receive notification of the change. The order relieves the Funds from the requirement to disclose certain fees paid to sub-advisors (except to any sub-advisors affiliated with the Advisor) in documents filed with the SEC and provided to shareholders.

Sub-Advisors and Portfolio Managers
The following sub-advisors and portfolio managers are responsible for the day-to-day portfolio management of the respective Funds:

Large Cap Growth Fund:
TCW Investment Management Company (“TCW”), 865 South Figueroa Street, Suite 1800, Los Angeles, California, 90017, is one of two sub-advisors for the Large Cap Growth Fund. TCW is a member of The TCW Group, Inc. (“TCW Group”), which is an indirect subsidiary of Societe Generale S.A. TCW Group is a group of affiliated global financial companies providing a broad range of international and U.S. equity and fixed income investment products and services for investors around the world. With a team of nearly 320 investment and administrative professionals located in Los Angeles, New York, Houston and San Francisco, the firm has a broad depth of knowledge, investment experience and research capability. The firm has approximately $84 billion under management or committed to management as of August 31, 2003.

27

TCW utilizes a “bottom-up” approach to identify securities for investment by the Fund. TCW utilizes a multi-factor investment strategy designed to identify opportunities not fully reflected in stock market valuations. These are: (1) superior business practices, (2) long-term trend analysis, and (3) valuation. Companies targeted for investment typically are those believed to have strong and enduring business models and defendable advantages over their competitors. TCW manages its allocated portion of the Large Cap Growth Fund’s assets on a team basis. The team consists of the following individuals:
  Glen E. Bickerstaff
  Group Managing Director, U.S. Equities
  Prior to joining TCW in 1998, Mr. Bickerstaff was a Vice President and Senior Portfolio Manager at Transamerica Investment Services, a Los Angeles-based investment management subsidiary of Transamerica Corporation from 1987 to 1998. While at Transamerica, Mr. Bickerstaff managed a pooled equity portfolio, corporate pension assets, institutional accounts and a mutual fund. Previously, he was a Vice President and Portfolio Manager with Lederer & Associates and Pacific Century Advisors, a subsidiary of Security Pacific Bank. Mr. Bickerstaff received a BS degree in Business Administration from the University of Southern California.

  Brian M. Beitner, CFA
  Managing Director, Director of U.S. Equities Research
  Prior to joining TCW in 1998, Mr. Beitner was a Senior Vice President with Scudder Kemper Investments from 1990 to 1998. Mr. Beitner holds a BS degree in Public Administration and an MBA degree from the University of Southern California. He is a Chartered Financial Analyst and past President of the Security Analysts of San Francisco.

  Craig C. Blum, CFA
  Senior Vice President, U.S. Equities
  Mr. Blum joined the TCW Equities Research Department in 2000. Previously, he worked in both the High Yield and Mortgage-Backed Securities Groups as part of the firm’s Associate Program. Prior to that, he was employed by PMAC Capital Markets, PaineWebber, and Merrill Lynch. Mr. Blum received his BS in Applied Mathematics and Computing from the University of California at Los Angeles and his MBA in Finance from the Anderson Graduate School of Management at the University of California at Los Angeles. He is a Chartered Financial Analyst.

  Stephen A. Burlingame
  Senior Vice President, U.S. Equities
  Prior to joining TCW in 2000, Mr. Burlingame was an Equities Analyst at Brandywine Asset Management. He also worked as an Equities Analyst at Samuel James Limited. Mr. Burlingame graduated cum laude from Claremont McKenna College with a BA in Economics.

Atlanta Capital Management Company, LLC (“Atlanta”), 1349 West Peachtree Street, Atlanta, Georgia, 30309, is one of two sub-advisors for the Large Cap Growth Fund. Atlanta Capital Management is a leading Atlanta-based investment firm specializing in managing domestic large cap growth portfolios, with approximately $8.2 billion in assets under management as of August 31, 2003. Atlanta believes attractive investment returns are produced by investing in a diversified portfolio of high quality companies capable of sustaining superior rates of earnings growth. Atlanta manages its allocated portion of the Large Cap Growth Fund’s assets on a team basis. The team consists of the following individuals:

  Daniel W. Boone, III, CFA,
  Managing Partner and Member of the Executive Committee
  Mr. Boone’s primary responsibilities are in equity portfolio management, oversight of client service activities and as co-head of the equity management team. Mr. Boone joined Atlanta Capital in 1976. Prior to joining Atlanta Capital he was with the international firm of Lazard Freres in New York. His responsibilities included portfolio management of institutional funds and securities research. Prior to that he was an analyst with the Wellington Management Company in Philadelphia for the Windsor and Gemini mutual funds. Mr. Boone is a former U.S. Army officer. He is a graduate of Davidson College and holds an MBA degree from the Wharton School of the University of Pennsylvania where he graduated with distinction. Mr. Boone is a member of the Board of Governors of the Investment Counsel Association of America (ICAA), a past president of the Atlanta Society of Financial Analysts and is a Chartered Investment Counselor.

28

  William R. Hackney, III, CFA
  Managing Partner and Member of the Executive Committee
  Mr. Hackney’s responsibilities include equity portfolio management, co-head of the equity management team and oversight of operations and support. Mr. Hackney joined Atlanta Capital in 1995. Prior to joining Atlanta Capital, he was Senior Vice President and Chief Investment Officer of First Union Corporation’s Capital Management Group in Charlotte, North Carolina. In this capacity he supervised the investment management of over $20 billion in institutional and individual assets. Mr. Hackney is a graduate of The University of North Carolina at Chapel Hill and holds an MBA degree from The Citadel in Charleston, South Carolina. He served as a U.S. Marine Corps officer during the Vietnam Era and retired with the rank of Colonel in the U.S. Marine Corps Reserve.

  Marilyn Robinson Irvin, CFA
  Senior Vice President and Principal
  Ms. Irvin serves as a portfolio manager for the firm’s equity products and as an analyst with responsibilities in computer services. Ms. Irvin joined Atlanta Capital in 1989. Prior to joining the firm, she was a Treasury Analyst and Fixed Income Trader for Consolidated Health Care in Richmond, Virginia. Ms. Irvin holds a Bachelor of Business Administration degree and a Master of Science degree in finance from Georgia State University. She is actively involved with the Association of Investment Management and Research. She is also a Certified Cash Manager.

  Paul J. Marshall, CFA
  Vice President
  Mr. Marshall serves as Director of Research and has fundamental research responsibilities that include coverage of the software industry. Additionally, he has portfolio management responsibilities for Atlanta Capital’s small cap and mid cap products. Mr. Marshall joined Atlanta Capital in 2000. Prior to joining the firm, he was a portfolio manager with Bank of America Capital Management and was responsible for managing the Nations Capital Growth Fund. Mr. Marshall earned a Bachelor of Science degree in economics from Vanderbilt University and also holds an MBA degree from the University of Notre Dame. He served as an officer in the United States Army.

Large Cap Value Fund:
Brandes Investment Partners, LLC (“Brandes”), 11988 El Camino Real, Suite 500, San Diego, California, 92130, is a registered investment advisor founded in March 1974. As of June 30, 2003, Brandes’ assets under management totaled $57.3 billion. Brandes manages its allocated portion of the Large Cap Value Fund’s assets on a team basis.

Brandes is a bottom-up, value-oriented, equity manager. Brandes’ philosophy is to choose stocks that are selling at a discount to its estimates of their intrinsic business value, thereby creating a margin of safety and an opportunity for superior performance with below average risk. Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for its allocated portion of the Large Cap Value Fund’s assets.

Davis Selected Advisers, L.P. (“Davis”), 2949 E. Elvira Road, Suite 101, Tucson, Arizona, 85706, Davis is an independent money management firm that specializes in Large Cap Value equities, catering to institutional and individual clients worldwide. With over $39 billion under management as of August 31, 2003, Davis applies its signature investment discipline of buying high-quality, growing businesses at value prices and holding them for the long-term. The firm looks for companies with sustainable growth rates selling at modest price multiples that have the potential to expand. This value-oriented approach used by Davis to manage its allocated portion of the Large Cap Value Fund’s assets has been honed over 50 years and three generations of portfolio management.

29

  Christopher C. Davis
  Portfolio Manager
  Mr. Davis has over fifteen years experience in investment management and securities research. Mr. Davis joined Davis in 1989 after working as a securities analyst, and now directs the portfolio management of Davis’ large cap equity and financial stock portfolios along with Kenneth C. Feinberg. He received his MA degree from the University of St. Andrews in Scotland.

  Kenneth C. Feinberg
  Portfolio Manager
  Mr. Feinberg is Portfolio Manager for all large cap value equity and financial stock portfolios at Davis. He joined Davis in 1994. Previously, he was a Vice President at the Continental Corporation and a capital and business analyst for the General Foods Corporation. Mr. Feinberg received his MBA degree from Columbia University and his BA degree from Johns Hopkins University.

Small/Mid Cap Growth Fund:
TCW Investment Management Company (“TCW”), 865 South Figueroa Street, Suite 1800, Los Angeles, California, 90017, is one of two sub-advisors for the Small/Mid Cap Growth Fund. See the description above for more information about TCW.

TCW manages its allocated portion of the Small/Mid Cap Growth Fund’s assets on a team basis. The team consists of the following individuals:
  Douglas S. Foreman, CFA
  Group Managing Director, Chief Investment Officer–U.S. Equities, Chairman–Equity Policy Committee
  Prior to joining TCW in 1994, Mr. Foreman spent eight years at Putnam Investments in Boston. At Putnam, he spent his last five years managing institutional accounts and mutual funds for clients. Previously, Mr. Foreman was an MIT faculty member, teaching celestial navigation and ship handling, and a Main Propulsion Assistant aboard the USS Merrill (D.D.-976). Mr. Foreman graduated with Distinction from the U.S. Naval Academy receiving a BS degree in Marine Engineering and an MBA degree from Harvard University. He is a Chartered Financial Analyst.

  Christopher J. Ainley
  Group Managing Director, U.S. Equities
  Prior to joining TCW in 1994, Mr. Ainley spent two years at Putnam Investments as a Vice President and Analyst in the Equity Research Group and then as a Portfolio Manager for the Core Equity Group. Previously, he was Vice President, Equity Research Analyst for J.P. Morgan Investment Management; Tax Supervisor for Coopers & Lybrand; and also served as Director of Programming for the New England Council, Inc. Mr. Ainley received a BA degree from Tufts University and an MBA degree from Harvard University.

  Philip Propper De Callejon, Jr., CFA
  Senior Vice President, U.S. Equities
  Mr. Propper De Callejon joined TCW as an Equity Analyst in 1995. Prior to this, he worked as an Analyst and Trader for National Mutual Funds Management, an Australian asset manager. Earlier, he was a Management Consultant specializing in defense and national security issues for the Rand Corporation. Mr. Propper De Callejon is a former Air Force Officer and Fighter Aviator. He received a BA degree from Trinity College in Hartford, Connecticut and an MBA degree from the University of Southern California. He is a Chartered Financial Analyst.

30

  Husam H. Nazer
  Vice President, U.S. Equities
  Mr. Nazer joined TCW Equities Research Department in 1995 where he made substantial contributions analyzing the health care and retail industries. In 2000, he joined the Small and Mid-Cap team as a dedicated Product Research Analyst. Mr. Nazer graduated with a BS degree in Biomedical Engineering from Boston University and earned an MBA degree at the University of Southern California.

  R. Brendt Stallings, CFA
  Senior Vice President, U.S. Equities
  Prior to joining TCW in 1996, Mr. Stallings was an Equity Analyst with Chancellor LGT Asset Management (GT Global) in San Francisco. Before that, he was an Analyst in Andersen Consulting’s Strategic Services Division. Mr. Stallings holds a BA degree in Decision Analysis and Political Science from Stanford University and an MBA degree from the Amos Tuck School at Dartmouth College. He is a Chartered Financial Analyst.

  Patrick T.A. Wong, CPA
  Vice President, U.S. Equities
  Mr. Wong joined TCW in 2001 and is a dedicated Product Research Analyst for the Small and Mid-Cap team. From 2001 to 2002 he was a member of the Central Research Group focusing on Small and Mid-Cap companies. Prior to joining TCW, he was a Senior Equity Analyst at a San Francisco-based investment management firm and Merrill Lynch in New York. Mr. Wong holds a BS in Business Management from Boston College, an MS in Accounting and an MBA from the Graduate School of Professional Accounting at Northeastern University. He is a Certified Public Accountant.

Transamerica Investment Management, LLC (“Transamerica”), 1150 South Olive Street, Suite 2700 Los Angeles, California, 90015, has a 35-year history of delivering institutional investment management services. Transamerica’s investment strategy seeks to identify value-creating trends early, before they are recognized by the market in general. Transamerica is one of two sub-advisors for the Small/Mid Cap Growth Fund. In pursuit of capital growth, Transamerica’s small/mid growth portfolios invest in a relatively small number of first-in-class companies, as determined by the companies’ own strong fundamentals. Transamerica’s investment team has implemented this approach consistently for decades, in bull and bear markets. Transamerica had $14.4 billion in assets under management as of August 31, 2003.

The firm’s strategy is to invest in a concentrated portfolio of 25-40 companies that are developing or sustaining long-term competitive advantages, and have the ability to become industry leaders. Concentration is a key tenet of Transamerica’s investment process, as companies that meet their criteria are rare. Company visits also play a large role in creating an information advantage for the portfolio.
  Christopher J. Bonavico
  Vice President and Portfolio Manager
  Mr. Bonavico is the primary Portfolio Manager for the Transamerica Premier Aggressive Growth Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a Research Analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years investment experience. Mr. Bonavico received a BS from the University of Delaware and is a Chartered Financial Analyst.

  Kenneth F. Broad
  Vice President and Portfolio Manager
  Mr. Broad is the primary Portfolio Manager of the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined Transamerica in 2000 and has 8 years of investment experience. Mr. Broad holds an MBA from the University of California at Los Angeles and received his BA from Colgate University. He is a Chartered Financial Analyst.

31

Small/Mid Cap Value Fund:
Cramer Rosenthal McGlynn, LLC (“CRM”), 520 Madison Avenue, 32nd Floor, New York, New York, 10022, a registered investment advisor since 1976, is one of two sub-advisors for the Small/Mid Cap Value Fund. CRM offers separate account management for small cap value equity, small/mid cap value equity, mid cap value equity and large cap value equity for both tax-exempt and taxable clients. CRM manages its allocated portion of Small/Mid Cap Value Fund’s assets on a team basis. There are 3 portfolio managers - Jay Abramson, Brendan Hartman and Adam Starr and 13 equity analysts that heavily contribute to the security selection process. Ron McGlynn oversees all departments at CRM. CRM had $4.1 billion in assets under management as of August 31, 2003.
  Ronald H. McGlynn
  Chief Executive Officer and President
  Mr. McGlynn is a co-founder, the Chief Executive Officer and the President of CRM. Mr. McGlynn brings 30 years of investment experience to the firm. Prior to co-founding CRM in 1973, he was a portfolio manager and investment research analyst for Standard & Poor’s InterCapital, Chase Manhattan Bank and Oppenheimer. Mr. McGlynn earned a BA from Williams College and an MBA from Columbia University Business School. He serves on the Board of Directors at Winthrop University Hospital. Mr. McGlynn serves on CRM’s Strategic Planning Committee.

  Jay B. Abramson
  Executive Vice President and Director of Research
  Mr. Abramson is an Executive Vice President and the Director of Research at CRM. Mr. Abramson has the overall responsibility for investment research. Prior to joining CRM in 1985, Mr. Abramson spent several years in public accounting and earned his CPA. He received a BSE from the University of Pennsylvania Wharton School and a JD from the University of Pennsylvania Law School. Jay is a Trustee of Montefiore Medical Center. Mr. Abramson serves on CRM’s Strategic Planning Committee.

  Adam L. Starr
  Vice President
  Mr. Starr joined CRM in 1999 and is a Vice President. Adam is responsible for portfolio management and research. Previously, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC. Prior to that, he was an Analyst and Portfolio Manager at Charter Oak Partners and First Manhattan Company. Mr. Starr received a BA from Clark University and an MBA from Columbia University.

  Brendan J. Hartman
  Assistant Vice President
  Mr. Hartman joined Cramer Rosenthal McGlynn in 2001 and is an Assistant Vice President. Mr. Hartman is responsible for portfolio management and research in the CRM investment group. Prior to joining CRM, Mr. Hartman was a research analyst at DLJ and Salomon Brothers. He earned a BA from Lehigh University and an MBA from New York University’s Stern School of Business.

Ariel Capital Management, Inc. (“Ariel”), 200 East Randolph Drive, Suite 2900, Chicago, Illinois, 60601, is the second sub-advisor for the Small/Mid Cap Value Fund. Ariel is a Chicago-based investment management firm specializing in undervalued small and medium-sized companies, with $13.5 billion in assets under management for individual and institutional clients as of August 31, 2003. The following individual leads the team responsible for managing Ariel’s allocated portion of the Small/Mid Cap Value Fund’s assets:

32

  John W. Rogers, Jr.
  Founder, Chairman and Chief Investment Officer
  As the firm’s founder, Mr. Rogers has led Ariel since its inception in 1983 and has over 20 years of industry experience. Prior to founding Ariel, Mr. Rogers worked for 2 1/2 years for the investment banking firm of William Blair & Company.
International Equity Fund:
Clay Finlay, Inc. (“Clay Finlay”), 200 Park Avenue 200 Park Avenue, New York, New York, 10166, a global equity management firm founded in 1982, is one of two sub-advisors for the International Equity Fund. The firm also has offices in London and Tokyo. An experienced multinational team of more than 20 investment professionals manages a full range of multi-regional and regional equity mandates on behalf of major corporations, financial institutions and governments. Assets under management were in excess of $6.2 billion at August 31, 2003. Clay Finlay manages its allocated portion of the International Equity Fund’s assets on a team basis. The team consists of the following individuals:

  Gregory M. Jones, CFA
  Director, Portfolio Manager
  Mr. Jones is a member of the Investment Policy Committee. He has previous investment experience as a Portfolio Manager and Analyst with The Northern Trust Co. in Chicago, and Dean Witter Reynolds, and a Credit Analyst with Riggs National Bank. Mr. Jones has a MBA from the University of Chicago and his BA from Duke University. He joined the firm in 1995 and has 18 years of investment experience.

  Susan Kenneally
  Director, Portfolio Manager
  Ms. Kenneally is a member of the Investment Policy Committee. Ms. Kenneally has previous investment experience as a Senior Vice President and Director at Schroders Investment Management, Director International Investments at New York State Retirement Fund, Vice President at UBS Securities, Partner & Co-Head International Equity Portfolio Management at Arnold and S. Bleichroeder, and Analyst at Wood Gundy. She has a BA from the University of Vermont. Ms. Kenneally joined the firm in 2000 and has 23 years of investment experience.

  Virginie M. Maisonneuve, CFA
  Director, Portfolio Manager
  Ms. Maisonneuve is a member of the Investment Policy Committee. Ms. Maisonneuve has previous investment experience as a Portfolio Manager at State Street Research, Batterymarch Financial Management and Martin Currie. She has additional experience with the French Ministry of Foreign Affairs in Beijing, China. Ms. Maisonneuve obtained an MBA from Ecole Superieure Libre des Sciences Commerciales Appliqués and a BA from the People’s University, Beijing. Additionally, Ms. Maisonneuve has a BA from Dauphine University, Paris. Ms. Maisonneuve joined the firm in 1998 and has 15 years of investment experience.

  Robert C. Schletter, CFA
  Director, Portfolio Manager
  Mr.  Schletter is a member of the Investment Policy Committee. He has previous investment experience as a Senior Vice President and Portfolio Manager at Morgan Guaranty. Mr. Schletter has a MBA from University of Virginia and a BS from Northwestern University. He joined the firm in 1984 and has 23 years of investment experience.

Oppenheimer Capital, LLC (“Oppenheimer Capital”), 1345 Avenue of the Americas, New York, New York 10105, was founded in 1969 and is the second sub-advisor for the International Equity Fund. Oppenheimer Capital is an indirect subsidiary of Allianz Dresdner Asset Management L.P. (“ADAM”), a registered investment adviser. Allianz AG, a German insurance company, is the majority owner of ADAM. Oppenheimer Capital provides investment advice to financial institutions, individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, businesses and other organizations. Oppenheimer Capital has been a leading innovator of value-style equity investment management since its inception in 1969. The firm has over $22 billion of assets under management as of August 31, 2003. The following individual leads the team responsible for managing Oppenheimer Capital’s allocated portion of the International Equity Fund’s assets:

33

  Elisa Amitay Mazen
  Managing Director, Portfolio Manager
  Ms. Mazen leads the team at Oppenheimer that is responsible for managing Oppenheimer’s allocated portion of the International Equity Fund’s assets. Ms. Mazen is the Portfolio Manager/Analyst for Oppenheimer Capital’s International Value and Global Value products. She focuses her attention especially within the pharmaceuticals, chemicals, beverages, mining, and macro sector/industries. Prior to joining the firm, Ms. Mazen was an international portfolio manager at Clemente Capital, with analytical responsibilities for the United States, Canada, Turkey, and Israel. She was also a vice president at Mitchell Hutchins Asset Management. Ms. Mazen holds a BA in Economics from Rutgers University.

Real Estate Securities Fund:
Lend Lease Rosen Real Estate Securities LLC (“Lend Lease Rosen”), 1995 University Avenue #550, Berkeley, California, 94704, is the sub-advisor for the Real Estate Securities Fund. Lend Lease Rosen is an affiliate of Lend Lease REI, Inc., which provides a variety of investment management and consulting services. Lend Lease Rosen provides investment management services to client discretionary accounts with assets totaling approximately $2.6 billion as of August 31, 2003. Lend Lease Rosen manages its allocated portion of the Real Estate Securities Fund’s assets on a team basis under the guidance of Michael Torres. The team consists of the following individuals:
  Michael A. Torres
  Chief Executive Officer
  Mr. Torres joined Lend Lease Rosen in February of 1995. Mr. Torres is a portfolio manager. He is also Chairman of the Board of Directors of Lend Lease Funds. Mr. Torres has 17 years of real estate and securities research experience. Prior to joining Lend Lease Rosen, he was the Director of Real Estate Research and a portfolio manager for Wilshire Asset Management. Mr. Torres holds a BA in Architecture and an MBA from the University of California, Berkeley.

  Greg Prophet
  Vice President and Research Analyst
  Mr. Prophet has been Vice President of Lend Lease Rosen and a Research Analyst since June 1996. Prior to that, he worked as a research analyst with Rosen Consulting Group beginning in 1994. He holds a BA and an MBA from the University of California.

  Robert S. Promisel
  Vice President and Research Analyst
  Mr. Promisel has been a Vice President of Lend Lease Rosen since September 2001. Prior to joining Lend Lease Rosen, he served as a REIT Analyst at European Investors from 1997 to 2001. He was a Research Manager at AEW Capital Management from 1995 to 1997 and worked as a Research Analyst at RREEF from 1993 to 1995. He holds a MS in Urban Planning from Columbia University and a BA in Economic and in Geography from Johns Hopkins University.

  Jeung S. Hyun
  Vice President and Research Analyst
  Mr. Hyun has been a Vice President of Lend Lease Rosen since July 2003. Prior to joining Lend Lease Rosen, he was a Vice President at Morgan Stanley Investment Management where he performed securities analysis for its institutional real estate fund. From 1997 to 2000 he was an Associate at Capital Trust, Inc., a specialty finance real estate company, and from 1996 to 1997 he was an Analyst at Jones Lang Wootton Realty Advisors where he worked on the asset management of a private REIT portfolio comprised of twenty-six regional malls. He holds a BA in Government and an MA in Architecture from Harvard University.

34

Tax-Exempt Fixed Income Fund:
Weiss, Peck & Greer LLC (“Weiss”), One New York Plaza, 30th Floor, New York, New York 10004-1950, a federally-registered investment advisor since 1970, is the sub-advisor for the Tax-Exempt Fixed Income Fund. Weiss manages individual accounts, mutual funds, and institutional accounts. Weiss is a U.S. subsidiary of Robeco Group, a leading European asset management company, with existing U.S. management and investment teams remaining in place. The Robeco Group is owned by Rabobank, the only commercial bank in the world rated triple-A by all four of the major rating agencies. As of August 31, 2003, the firm managed $18.4 billion in assets in a number of traditional and alternative strategies. The following individuals manage Weiss’s allocated portion of the Tax-Exempt Fixed Income Fund’s assets:
  S. Blake Miller, CFA
  Managing Director, Senior Portfolio Manager and Trader
  Mr. Miller joined Weiss in 1988 when the firm acquired Ehrlich Bober Advisors, Inc., where he was a portfolio assistant and research analyst. Mr. Miller holds a BS from the McIntire School of Commerce of the University of Virginia.

  Peter Moukios
  Vice President, Portfolio Manager and Research Analyst
  Since joining Weiss in 1987, Peter Moukios has worked as Senior Account Administrator and later as Money Market Specialist before moving to his present position in 1996. Previously, he worked for three years at Manufacturers Hanover Trust as Supervisor of Broker Custody. Mr. Moukios is a member of the Municipal Analysts Group of New York and holds a BS in Management from St. John’s University.

  James L. Iselin
  Principal, Portfolio Manager
  Mr. Iselin joined Weiss in 1993. He became a portfolio manager after working two years as a portfolio assistant and research analyst. Mr. Iselin holds a BA in Philosophy from Denison University.

VALUATION OF FUND SHARES
Shares of each Fund are sold at the net asset value per share (NAV), which is determined by each Fund generally as of 4:00 p.m. Eastern time on each day that the Fund is open for business. The Fund is generally open on days that the New York Stock Exchange is open for trading. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests. The NAV is determined by dividing the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets-liabilities/ # of shares = NAV). The NAV takes into account the expenses and fees of each Fund, including management, administration and shareholder servicing fees, which are accrued daily.

Each Fund’s securities are generally valued each day at their current market value. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees.

Trading in Foreign Securities
The securities markets on which the foreign securities owned by a Fund trade may be open on days that the Fund does not calculate its NAV and thus the value of a Fund’s shares may change on days when shareholders are not able to purchase or redeem shares of the Fund. In computing the NAV of each Fund, a Fund will value any foreign securities held at the closing price on the exchange on which they are traded or if the close of the foreign exchange occurs after 4:00 p.m. Eastern time, a snapshot price will be used. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at the London market close. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Trust’s Board of Trustees.

35

PURCHASING FUND SHARES
How to Purchase Fund Shares
Financial institutions and intermediaries on behalf of their clients may purchase shares on any day that the NYSE is open for business by placing orders with U.S. Bancorp Fund Services, LLC, the Funds’ Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Funds’ wire agent by the close of business on the day after the order is placed. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in, or has a history of, excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

Certain other intermediaries, including certain broker-dealers and shareholder organizations, have been designated as agents authorized to accept purchase, redemption, and exchange orders for Fund shares. These intermediaries are required by contract and applicable law to ensure that orders are executed at the NAV next determined after the intermediary receives the request. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

In compliance with the U.S.A. PATRIOT Act of 2001, please note that the financial institution or intermediary will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security and permanent street address. Mailing addresses containing a P.O. Box will not be accepted.

Minimum Purchases
The Funds have no investment minimums, however, the financial institutions and intermediaries that sell the Funds’ shares may have established minimum values for the accounts that they handle.

SELLING (REDEEMING) FUND SHARES
How to Sell Your Fund Shares
Shareholders may sell (redeem) their Fund shares through their financial institutions or intermediaries on any business day by following the procedures established when they opened their account or accounts. The sale price of each share will be the next NAV determined after a Fund (or authorized intermediary) receives a request to sell or redeem Fund shares. Normally, a Fund will pay for redeemed shares on the next business day after receiving a request, but it could take as long as seven days.

Redemption-in-Kind
Each Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund’s remaining shareholders), a Fund might pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind). If shares are redeemed in kind, a shareholder is likely to pay brokerage costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares
Each Fund may suspend a shareholder’s right to sell shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by law.

EXCHANGE PRIVILEGE
Shareholders of record, including financial institutions and intermediaries, may exchange shares of any Fund for shares of any other Fund on any business day by contacting the Funds’ transfer agent directly. This exchange privilege may be changed or canceled by a Fund at any time upon 60 days notice. Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise. Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another, as a result, there may be tax consequences of the exchange. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV. The Funds reserve the right to refuse the purchase side of any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in, or has a history of, excessive trading (usually defined as more than four transactions out of any Fund within a calendar year).

36

MARKET TIMING POLICY
Frequent trading or market timing of Fund shares could harm the AssetMark Funds and their long-term investors. In an effort to protect shareholders and reduce the possibility of harmful market timing activity, the Funds monitor trading patterns, and reserve the right to take appropriate action as deemed necessary including, but not limited to, refusing to accept purchase orders. The Funds also work with intermediaries that sell or facilitate the sale of Fund shares to identify abusive trading practices in omnibus accounts. Under no circumstances will the Funds, their adviser or distributor enter into any agreements with any investor or investment advisor to encourage or facilitate market timing in the Funds. Although the Fund takes steps to prevent abusive trading practices, there is no guarantee that all such practices will be detected or prevented.

DISTRIBUTION OF FUND SHARES
Distributor
AssetMark Capital Corporation, an affiliate of the Advisor, 2300 Contra Costa Boulevard, Suite 425, Pleasant Hill, California, 94523-3967, is the distributor for the shares of each of the Funds. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as sub-distributor to each of the Funds. Both AssetMark Capital Corporation and Quasar Distributors, LLC are registered broker-dealers and members of the National Association of Securities Dealers, Inc. Shares of each Fund are offered on a continuous basis.

Distribution Plan
The Trust, on behalf of the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, to provide certain distribution activities and shareholder services for the Funds and their shareholders. Each Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities. As these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

COUNSEL, INDEPENDENT AUDITORS AND SERVICE PROVIDERS
Legal Counsel and Independent Auditors
Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania, 19103, serves as legal counsel to the Trust. PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California, 94105, has been selected as independent auditors for the Funds.

Custodian, Transfer Agent, Fund Administrator, Fund Accountant and Shareholder Servicing Agents
U.S. Bank, N.A. serves as Custodian for each Fund’s cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. U.S. Bancorp Fund Services, LLC, serves as each Fund’s Administrator, Transfer Agent and Fund Accountant. In addition, certain other organizations that provide recordkeeping and other shareholder services may be entitled to receive fees from a Fund for shareholder support. Such support may include, among other things, assisting investors in processing their purchase, exchange, or redemption requests, or processing dividend and distribution payments.

DISTRIBUTIONS AND TAXES
Dividends and Distributions
Each Fund pays its shareholders dividends from the Fund’s net investment income and distributes any net capital gains the Fund has realized. All Funds, other than the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund, declare and pay dividends at least annually. The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund declare and pay dividends at least quarterly. Capital gains, if any, are distributed at least once a year.

37

All of your dividends and capital gains distributions with respect to a particular Fund will be reinvested in additional shares of that Fund unless you provide us with a written request to receive your payments in cash. Dividends paid in cash or additional shares are treated the same for tax purposes.

Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

Taxes
In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. A portion of the income dividends paid to you by a Fund (other than the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund) may be qualified dividends eligible for taxation at long-term capital gain rates. If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:
  provide your correct social security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different AssetMark Fund is the same as a sale.
Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. For investors in the International Equity Fund, any foreign taxes paid by such Fund on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Funds.

Additional Information – Tax-Exempt Fixed Income Fund
The Tax-Exempt Fixed Income Fund’s distributions will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax.

The Tax-Exempt Fixed Income Fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. The Tax-Exempt Fixed Income Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. Distributions from such income are taxable to you as ordinary income and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Tax-Exempt Fixed Income Fund shares or receive them in cash.

Tax-Exempt Fixed Income Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Tax-Exempt Fixed Income Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax.

Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

38

CONVERSION TO MASTER/FEEDER FUND STRUCTURE
In lieu of investing directly, the Funds are authorized to seek to achieve their investment objectives by converting to a Master/Feeder Fund Structure pursuant to which each Fund would invest all of its investable assets in an investment company having substantially the same investment objectives and policies as the Fund. There is no current intention to convert the Funds to a Master/Feeder Fund structure.

39

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance for a Fund’s shares for the period from June 29, 2001 (commencement of operations) through the fiscal year ended June 30, 2003. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Funds’ annual report, which is available upon request.

	Large Cap Growth Fund

	Year ended	Year ended
	June 30, 2003	June 30, 2002
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of year	$7.28	$10.00

Income from investment operations:
Net investment loss	-	(0.04)
Net realized and unrealized gains (losses)
on investments	0.31	(2.68)

Total from investment operations	0.31	(2.72)

Less distributions:
Dividends from net investment income	-	-
Dividends from net realized gains	-	-

Total distributions	-	-

Net asset value, end of year	$7.59	$7.28

Total return	4.26%	-27.20%

Supplemental data and ratios:
Net assets, end of year	$118,363,326	$49,664,714

Ratio of expenses to average net assets
Before Expense Reimbursement	1.63%	1.75%
After Expense Reimbursement	1.49%	1.49%

Ratio of net investment loss to average net assets
Before Expense Reimbursement	-0.84%	-1.19%
After Expense Reimbursement	-0.70%	-0.93%

Portfolio turnover rate	30.47%	82.84%

40

	Large Cap Value Fund

	Year ended	Year ended
	June 30, 2003	June 30, 2002
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of year	$9.20	$10.00

Income from investment operations:
Net investment income	0.06	0.05
Net realized and unrealized losses
on investments	(0.42)	(0.82)

Total from investment operations	(0.37)	(0.77)

Less distributions:
Dividends from net investment income	(0.04)	(0.03)
Dividends from net realized gains	(0.01)	-

Total distributions	(0.05)	(0.03)

Net asset value, end of year	$8.78	$9.20

Total return	-3.89%	-7.76%

Supplemental data and ratios:
Net assets, end of year	$117,847,247	$53,317,327

Ratio of expenses to average net assets
Before Expense Reimbursement	1.61%	1.78%
After Expense Reimbursement	1.49%	1.49%

Ratio of net investment income to average net assets
Before Expense Reimbursement	0.56%	0.28%
After Expense Reimbursement	0.69%	0.57%

Portfolio turnover rate	49.79%	94.61%

41

	Small/Mid Cap Growth Fund

	Year ended	Year ended
	June 30, 2003	June 30, 2002
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of year	$7.20	$10.00

Income from investment operations:
Net investment loss	-	(0.06)
Net realized and unrealized gains/(losses)
on investments	0.44	(2.74)

Total from investment operations	0.44	(2.80)

Less distributions:
Dividends from net investment income	-	-
Dividends from net realized gains	-	-

Total distributions	-	-

Net asset value, end of year	$7.64	$7.20

Total return	6.11%	-28.00%

Supplemental data and ratios:
Net assets, end of year	$31,520,846	$12,917,171

Ratio of expenses to average net assets
Before Expense Reimbursement	2.01%	2.30%
After Expense Reimbursement	1.59%	1.59%

Ratio of net investment loss to average net assets
Before Expense Reimbursement	-1.78%	-2.01%
After Expense Reimbursement	-1.36%	-1.30%

Portfolio turnover rate	19.02%	51.57%

42

	Small/Mid Cap Value Fund

	Year ended	Year ended
	June 30, 2003	June 30, 2002
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of year	$10.15	$10.00

Income from investment operations:
Net investment loss	-	(0.02)
Net realized and unrealized gains/(losses)
on investments	(0.02)	0.17

Total from investment operations	(0.02)	0.15

Less distributions:
Dividends from net investment income	-	-
Dividends from net realized gains	-	-

Total distributions	-	-

Net asset value, end of year	$10.13	$10.15

Total return	-0.20%	1.50%

Supplemental data and ratios:
Net assets, end of year	$29,703,370	$13,311,184

Ratio of expenses to average net assets
Before Expense Reimbursement	2.20%	2.40%
After Expense Reimbursement	1.59%	1.59%

Ratio of net investment loss to average net assets
Before Expense Reimbursement	-0.96%	-1.14%
After Expense Reimbursement	-0.36%	-0.33%

Portfolio turnover rate	64.32%	84.19%

43

	International Equity Fund

	Year ended	Year ended
	June 30, 2003	June 30, 2002
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of year	$8.96	$10.00

Income from investment operations:
Net investment income	0.09	0.03
Net realized and unrealized losses
on investments	(0.80)	(1.07)

Total from investment operations	(0.71)	(1.04)

Less distributions:
Dividends from net investment income	(0.03)	-
Dividends from net realized gains	-	-

Total distributions	(0.03)	-

Net asset value, end of year	$8.22	$8.96

Total return	-7.92%	-10.40%

Supplemental data and ratios:
Net assets, end of year	$76,915,396	$57,301,398

Ratio of expenses to average net assets
Before Expense Reimbursement	1.60%	1.71%
After Expense Reimbursement	1.59%	1.59%

Ratio of net investment income to average net assets
Before Expense Reimbursement	0.97%	0.36%
After Expense Reimbursement	0.99%	0.48%

Portfolio turnover rate	148.87%	76.83%

44

	Real Estate Securities Fund

	Year ended	Year ended
	June 30, 2003	June 30, 2002
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of year	$11.18	$10.00

Income from investment operations:
Net investment income	0.56	0.46
Net realized and unrealized gains/(losses)
on investments	(0.06)	0.97

Total from investment operations	0.49	1.43

Less distributions:
Dividends from net investment income	(0.33)	(0.25)
Dividends from net realized gains	(0.08)	-

Total distributions	(0.40)	(0.25)

Net asset value, end of year	$11.27	$11.18

Total return	4.87%	14.60%

Supplemental data and ratios:
Net assets, end of year	$26,188,608	$14,186,721

Ratio of expenses to average net assets
Before Expense Reimbursement	2.02%	2.28%
After Expense Reimbursement	1.49%	1.49%

Ratio of net investment income to average net assets
Before Expense Reimbursement	4.61%	4.36%
After Expense Reimbursement	5.14%	5.15%

Portfolio turnover rate	28.71%	68.04%

45

	Tax-Exempt Fixed Income Fund

	Year ended	Year ended
	June 30, 2003	June 30, 2002
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of year	$10.46	$10.00

Income from investment operations:
Net investment income	0.22	0.18
Net realized and unrealized gains
on investments	0.59	0.46

Total from investment operations	0.81	0.64

Less distributions:
Dividends from net investment income	(0.22)	(0.18)
Dividends from net realized gains	-	-

Total distributions	(0.22)	(0.18)

Net asset value, end of year	$11.05	$10.46

Total return	7.78%	6.47%

Supplemental data and ratios:
Net assets, end of year	$26,100,100	$14,088,545

Ratio of expenses to average net assets
Before Expense Reimbursement	1.82%	2.28%
After Expense Reimbursement	1.29%	1.29%

Ratio of net investment income to average net assets
Before Expense Reimbursement	1.66%	1.42%
After Expense Reimbursement	2.19%	2.41%

Portfolio turnover rate	19.18%	11.02%

46

	Core Plus Fixed Income Fund

	Year ended	Year ended
	June 30, 2003	June 30, 2002
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of year	$10.15	$10.00

Income from investment operations:
Net investment income	0.48	0.45
Net realized and unrealized gains
on investments	0.56	0.15

Total from investment operations	1.04	0.60

Less distributions:
Dividends from net investment income	(0.48)	(0.45)
Dividends from net realized gains	-	-

Total distributions	(0.48)	(0.45)

Net asset value, end of year	$10.71	$10.15

Total return	10.47%	6.03%

Supplemental data and ratios:
Net assets, end of year	$110,280,032	$52,817,274

Ratio of expenses to average net assets
Before Expense Reimbursement	1.41%	1.62%
After Expense Reimbursement	1.29%	1.29%

Ratio of net investment income to average net assets
Before Expense Reimbursement	4.69%	5.04%
After Expense Reimbursement	4.81%	5.37%

Portfolio turnover rate	52.99%	39.01%

47

AssetMark Funds®

AssetMark Large Cap Growth Fund
AssetMark Large Cap Value Fund
AssetMark Small/Mid Cap Growth Fund
AssetMark Small/Mid Cap Value Fund
AssetMark International Equity Fund
AssetMark Real Estate Securities Fund
AssetMark Tax-Exempt Fixed Income Fund
AssetMark Core Plus Fixed Income Fund

Investment Advisor	AssetMark Investment Services, Inc. 2300 Contra Costa Blvd., Suite 425 Pleasant Hill, CA 94523
Legal Counsel	Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103
Independent Auditors	PricewaterhouseCoopers LLP 333 Market Street San Francisco, CA 94105
Transfer Agent, Fund Accountant, and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Custodian	U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202
Distributor	AssetMark Capital Corporation 2300 Contra Costa Blvd., Suite 425 Pleasant Hill, CA 94523

48

FOR MORE INFORMATION

You may obtain the following and other information on the Funds free of charge:

Statement of Additional Information (SAI) dated October 28, 2003
The SAI of the Funds provides more details about each Fund’s policies and management. The Funds’ SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report
The annual and semi-annual reports for each Fund provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected each Fund’s performance during the last fiscal year.

To receive any of these documents or the prospectus of AssetMark Funds® or to request additional information about AssetMark Funds®, please contact us.

By Telephone:
(888) 278-5809
By Mail:
AssetMark Funds
®
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-
0701

SEC:
You may review and obtain copies of AssetMark Funds’ information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

1940 Act File No. 811-10267

49